THIRD PARTY BROKERAGE ARRANGEMENT

In accordance with the terms of section 3(a)(4)(B)(i) of the Securities Exchange Act of 1934, as amended (“the Act”), Woodbury Financial Services, Inc. (“Woodbury Financial”) and Western Sierra National Bank (“Financial Institution”), a national bank, agree to enter into this third party brokerage arrangement (“Agreement”) whereby Woodbury Financial shall be authorized to sell securities, variable insurance products, and variable and fixed annuities to the Financial Institution’s customers at the location described in Exhibit A. Woodbury Financial, authorized Registered Representatives of Woodbury Financial, and the Financial Institution agree to be bound by the following conditions:

I.    Representations and Identification of the Parties

1.1 Woodbury Financial is a broker-dealer duly registered and in good standing with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, and the National Association of Securities Dealers (“NASD”).  Woodbury Financial has satisfied itself that it is permitted to engage in this activity pursuant to section 3(a)(4)(B)(i) of the Act and interpretive releases.  Woodbury Financial will comply with all applicable laws and regulations as well as all rules of all regulatory bodies that exercise jurisdiction over Woodbury Financial.

1.2 The Financial Institution is a bank as defined in section 3(a)(6) of the Act. The Financial Institution has satisfied itself that it is permitted under applicable federal and state banking laws and regulations, including OCC Bulletin 94-13, to execute the Agreement with Woodbury Financial, as defined in section 3(a)(4)(B)(i) of the Act. Financial Institution will comply with all applicable laws and regulations as well as all rules of all regulatory bodies that exercise jurisdiction over Financial Institution.

II.    Duties and Responsibilities

2.1 As set forth more fully in Section VI of this agreement, Woodbury Financial agrees to pay Financial Institution a fee in exchange for customer referrals made by Financial Institution to Woodbury Financial and Woodbury Financial Registered Representatives (“Registered Representatives”) that provide securities-related services in the Financial Institution’s premises.  Such services will include executing purchases and sales of securities.  Woodbury Financial will provide securities-related services to customers of Financial Institution who are referred to Woodbury Financial; Financial Institution will provide no securities related services whatsoever and agrees not to become involved with securities or fixed annuity related activities or supervision of any Woodbury Financial Registered Representatives. As used herein, the term “Security” or “Securities’ shall have the meaning set forth in the Securities Exchange Act of 1934, as amended, and shall also include all other financial instruments or products included in the Woodbury Financial brokerage services program from time to time, including without limitation, debt and equity instruments, mutual funds, variable and fixed annuities and other financial instruments and products approved by appropriate regulatory authorities from time to time for sale (directly or indirectly) by financial institutions.

2.2 The parties to this Agreement will maintain a copy of this Agreement in their principal office.

2.3 All securities-related customer account records will be maintained either at Woodbury Financial or by the Registered Representatives in a secure location at the Financial Institution.  No securities-related customer information will be maintained by the Financial Institution.  Financial Institution will maintain strict confidentiality of the names of all customers whom it refers to Woodbury Financial and Registered Representatives.  Financial Institution specifically agrees not disclose the names of customers it refers to Woodbury Financial and Registered Representatives to any third party and furthermore agrees to comply with all the requirements regarding customer privacy as set forth in the Gramm-Leach-Bliley Act of 1998.

2.4 All books, records, and files relating to the Agreement, whether located at Financial Institution or Woodbury Financial, shall be available for inspection during normal business hours by the Securities Exchange Commission, the National Association or Securities Dealers, or other securities regulatory authorities.  Such book, records and files, whether located at Financial Institution or Woodbury Financial, shall also be available for inspection during normal business hours to all regulators having jurisdiction over the activities of the Financial Institution.

2.5 Only those Registered Representatives that enter into an  employment agreement (“Employment Agreement”) with the Financial Institution and that are approved by Woodbury Financial to conduct business on the premises of the Financial Institution and execute the appropriate addendum to the Woodbury Financial Representative Sales Contract that reflects this fact will be permitted to offer securities-related services on the premises of the Financial Institution.

2.6 After giving reasonable advance notice, Woodbury Financial may visit the Financial Institution periodically during normal business hours to audit the securities activities of Registered Representatives and to inspect the premises for evidence of compliance with the terms of the Agreement.

2.7 All customers referred to Registered Representatives of Woodbury Financial by the Financial Institution will be required by the Registered Representative of Woodbury Financial to sign a Disclosure Statement prepared by Woodbury Financial.  The content of the Disclosure Statement will be determined by Woodbury Financial, but will at a minimum explain that Woodbury Financial, not the Financial Institution, offers all securities-related services. The Disclosure Statement shall also include language to inform customers that securities products are not deposits or obligations of the Financial Institution, are not guaranteed by Woodbury Financial or Financial Institution, and are not insured by the Federal Deposit Insurance Corporation and subject to investment risk including possible loss of principal.

2.8 The Financial Institution will not carry a securities account of any customer serviced under this Agreement except as permitted under section 3(a)(4)(B)(ii) and 3(a)(4)(B)(viii) of the Securities Exchange Act of 1934, as amended, these sections which are incorporated into this agreement and attached as Exhibit B.

2.9 Woodbury Financial retains its rights to terminate the Registered Representatives pursuant to the provisions set for the in Woodbury Financial Representative Sales Contract, regardless of the Registered Representative’s Employment Agreement with the Financial Institution.  Financial Institution agrees that any Representative barred or suspended by any securities regulatory agency from association with Woodbury Financial or any other broker-dealer will be terminated or suspended, accordingly, from all securities activities by Financial Institution.  Woodbury Financial will promptly notify Financial Institution of termination, disbarment or suspension by any securities or insurance regulatory agency of Registered Representatives.

At its sole and separate option, Financial Institution reserves right to terminate the Registered Representatives pursuant to the provisions set forth in the Employment Agreement, regardless of Registered Representatives’ contract or other agreement with Woodbury Financial.

2.10 In order to mitigate the risk of customer confusion regarding the distinction between Woodbury Financial and the Financial Institution, the Woodbury Financial sales location(s) at the Financial Institution shall be established and located in a physically separate and distinct area of the Financial Institution.  The Woodbury Financial sales location(s) shall be clearly demarcated with Woodbury Financial and Securities Investors Protection Corporation (“SIPC”) signage.  The Financial Institution shall allow the Registered Representative to take additional reasonable steps that may be prudent or necessary to mitigate the risk of customer confusion.  In no circumstances, however, shall any measure taken to mitigate such risk be allowed to substitute for the duties set forth in section 2.7 of the Agreement.

2.11 The Woodbury Financial sales location(s) at the Financial Institution shall be used solely for the purpose of selling securities and variable insurance products by Registered Representatives of Woodbury Financial.  Use of said location(s) for any other purpose(s) will not be permitted without the prior written agreement of Woodbury Financial and the Financial Institution.

2.12 The Employment Agreement between the Financial Institution and the Registered Representative shall be determined solely by the Financial Institution and the Registered Representative.  Woodbury Financial shall not be a party to such contractual arrangement and shall honor all provisions of the Agreement until notified in writing by either the Financial Institution or the Registered Representative that the Employment Agreement has been terminated.  Woodbury Financial will honor all on-going payment obligations to Financial Institution based on transactions consummated prior to termination of the contractual arrangement between the Financial Institution and the Registered Representative.

2.13 Woodbury Financial will be responsible for recruiting, conducting background checks and training, obtaining appropriate licenses or registration, and supervising Registered Representatives.  Such persons shall be independent contractors of Woodbury Financial and may be employees of Financial Institution if permitted under applicable state regulations.  Woodbury Financial will obtain from Registered Representatives an executed Woodbury Financial Representative Sales Contract, an example of which is attached hereto as Exhibit C.

2.14 Woodbury Financial shall provide to Financial Institution for its customers, promotional material outlining Woodbury Financial brokerage services which clearly identify Woodbury Financial as the entity providing such services and include all necessary disclosures as required by the Statement.

2.15 Woodbury Financial shall assist Financial Institution in fulfilling its compliance responsibilities under the Statement including providing Financial Institution with the Woodbury Financial Representative’s Procedure Manual which includes rules and policies that Woodbury Financial requires Registered Representatives to follow.

2.16 Woodbury Financial shall safeguard customer funds and securities which are transferred between Financial Institution customers and Woodbury Financial.

2.17 Woodbury Financial shall maintain books and records for the securities accounts of each customer serviced by Woodbury

Financial as required by SEC Rule 17a-3 and other applicable laws, rules and regulations.

2.18 Notwithstanding any other provision contained in this Agreement, Woodbury Financial shall cause all aspects of its brokerage services program to be conducted in accordance and conformity with the Interagency Statement on Retail Sales of Non-deposit Investment Products, date February 15, 1994, published by the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Office of Thrift Supervision (the “Statement”) and all other applicable rules and regulations as issued and in effect by Financial Institution’s federal banking regulator during the term of this Agreement.  In accordance with their responsibilities under the Statement and various other laws, rules, regulations and policies of their respective regulatory agencies as in effect from time to time.  Financial Institution and its affiliates on whose premises the activities contemplated by this Agreement are conducted may from time to time review the sales and other activities of the Woodbury Financial Registered Representative(s) and other operations of Woodbury Financial on Financial Institution’s premises to confirm that such activities and operations are being conducted in a manner consistent with the Statement and any such laws, rules, regulations and policies, and in connection therewith to review such records of Woodbury Financial relating to the Agreement as the Financial Institution or  an affiliate of the Financial Institution that is approved by Woodbury Financial, deems necessary or appropriate to evaluate compliance with the terms of the Agreement.  Any such review or investigation shall not relieve Woodbury Financial from its obligations hereunder to operate all aspects of its brokerage services program in accordance with the Statement and any additional laws, rules, regulations or policies that may affect the terms of the Agreement.

2.19 Woodbury Financial shall require Registered Representative to install appropriate Woodbury Financial signage that is also compatible with the Financial Institution’s space and design.

2.20 Woodbury Financial will secure and maintain errors and omissions insurance and will provide Financial Institution with proof of maintenance of the required insurance on a regular basis.

2.21 Subject to applicable law, regulation and/or regulatory guidance, and the Privacy Policy of The Hartford Financial Services Group, Inc. and its Affiliates, including Woodbury Financial, Woodbury Financial shall authorize Financial Institution to monitor, periodically review and verify that Woodbury Financial and its Registered Representatives are complying with the terms of this Agreement.

2.22 Woodbury Financial, its employees, officers or affiliates shall not use any proprietary or confidential customer information learned from Financial Institution in the course of their relationship for any purposes other than those contemplated by this Agreement. The employees, officers or affiliates thereof shall not disclose any such proprietary or confidential information to any unauthorized third party.

2.23 Woodbury Financial will hold all customer data provided by Financial Institution confidential, will protect the confidentiality of the data in a manner no less effective than that used by Woodbury to protect its own confidential information, and will not use or re-disclose the customer data except in accordance with Section 502(b)(2) of the Gramm-Leach-Bliley Act, Public Law 106-102, S. 900 (1999) and any regulations promulgated thereunder by any state or Federal regulatory agency with jurisdiction over any of the parties, and the Privacy Policy of The Hartford Financial Services Group, Inc. and its Affiliates, including Woodbury Financial.

2.24 Woodbury Financial shall notify Financial Institution of breaches in security resulting in unauthorized intrusions that may materially affect the Financial Institution and its customers.  In such and event, Woodbury Financial shall notify Financial Institution when a material intrusion occurs, estimate the intrusion’s effect on the Financial Institution and specify the corrective action taken.

2.25 Woodbury Financial shall provide or make available to Financial Institution the following written reports on the basis indicated to assist management in fulfilling its oversight responsibilities:

i.  A list of all customer complaints against Registered Representatives and their resolution (monthly).

ii. A  copy of all audit or inspection reports created by Woodbury Financial’s Compliance Department, other personnel designated by the Compliance Department, or regulatory authorities that relate to the activities of the Registered Representatives.

iii. A monthly commissions report (which includes a list of sales by product, salesperson and location) describing aggregate commissions payable to individual Registered Representatives.

iv. Reports reflecting independent review by Woodbury Financial’s Compliance Department of questionable sales of securities to Registered Representative’s customers by Registered Representative and/or questionable activities of the Registered Representative where the Compliance Department’s review results in a determination that potential problems may exist.  However, in no situation shall any report provided to Financial Institution under this paragraph be deemed an admission of any guilt or wrongdoing or any kind by Woodbury Financial or Registered Representative.

v. A copy of any portion of an SEC or NASD report received by Woodbury Financial and reflecting upon the bank activities of Woodbury Financial.

2.26 Woodbury Financial shall allow Financial Institution and the appropriate regulators reasonable access to Woodbury Financial records relating to the Agreement to fulfill supervisory and oversight responsibilities.

2.27 Financial Institution shall provide space in its main building and, upon agreement between the parties, in its branches for Woodbury Financial brokerage services.  The space provided shall be used solely for the purpose of marketing nondeposit investment products.  Where practical, the space shall be in a physical location distinct from the retail deposit-taking area of Financial Institution.  Signage and decor shall be used to minimize customer confusion with deposit products.  All sales or recommendations of nondeposit investment products by registered or non-registered personnel, on Financial Institution’s premises, shall take place in the designated area.

2.28 Financial Institution shall provide furniture compatible with the design and quality of other adjacent office furniture sufficient for the needs of the Woodbury Financial Registered Representative.

2.29 Financial Institution shall adopt a written policy summarizing the procedures governing its responsibilities and the activities of its employees under this Agreement and addressing the concerns described in the Interagency Statement On Retail Sales of Nondeposit Investment Products (February 15, 1994) (the Statement).  The policy shall be adopted and reviewed in accordance with Bank’s regulatory requirements.

2.30  Registered Representative shall only offer those categories of products generically designated by Financial Institution. Financial Institution may instruct Registered Representative that Registered Representative is prohibited from selling designated categories of securities products that the Financial Institution deems to be excessively volatile. The Financial Institution shall provide Registered Representative and Woodbury Financial with advanced, written notice of such prohibition.  Financial Institution shall not, however, prohibit the sale of a particular securities product nor shall it interfere with a suitability determination for a particular customer.  Financial Institution understands and agrees that all suitability determinations shall be made by Woodbury Financial and the Registered Representative. Financial Institution understands and agrees that Woodbury Financial shall not directly monitor whether Registered Representative only sells those products designated by the Financial Institution, however Woodbury Financial shall cooperate in determining whether a violation has occurred, upon reasonable request by the Financial Institution.  In no event shall the products offered by Woodbury Financial include securities of Financial Institution or any affiliate of Financial Institution or any securities as to which the Financial Institution or Woodbury Financial acts as a “dealer,” “market maker,” or “underwriter” as those terms are defined under federal securities laws. This provision shall be construed narrowly as to avoid the characterization of the Financial Institution’s activities as that of acting as an unregistered securities representative or broker-dealer.

2.31 To the extent that any provision of this Agreement shall be deemed invalid, unenforceable, or in contravention of any contractual provision between Woodbury and its Registered Representatives then this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

III.    Indemnification

3.1 Woodbury Financial shall indemnify, defend, and hold harmless Financial Institution, any controlling person of the Financial Institution and its affiliates, from and against all losses, claims, damages, proceedings, suits, and actions commenced against Financial Institution, and all liabilities, expenses, and costs, including reasonable attorney’s fees, in connection therewith, arising out of Woodbury Financial’s or its Registered Representatives’ reckless or fraudulent act or omission or negligence involving the sale of securities to the Financial Institution’s customers.

3.2 Financial Institution shall indemnify, defend, and hold harmless Woodbury Financial, and any controlling person of Woodbury Financial, from and against all losses, claims, damages, proceedings, suits, and actions commenced against Woodbury Financial, and all liabilities, expenses, and costs, including reasonable attorney’s fees, in connection therewith, arising out of Financial Institution’s reckless or fraudulent act or omission or negligence involving the  Financial Institution’s customers.

3.3  All parties shall provide prompt notice of any claim for indemnification. Each party shall have the right to either defend the action from which a claim for indemnification stems or to compensate the other party for the losses set forth in paragraphs 3.1 or 3.2.  Failure to provide prompt notice under this paragraph that results in significant damages to the indemnifying party which would not otherwise have been incurred shall release indemnifying party from the responsibility to indemnify.

IV.    Advertising and Promotional Materials

4.1 Any advertising or promotional materials used by Financial Institution regarding securities-related services of Woodbury Financial must be approved by Woodbury Financial prior to their use.

4.2  All advertising and promotional materials relating to this arrangement referring to the Financial Institution will clarify that the Financial Institution is not registered as a broker or dealer, that the Financial Institution and Woodbury Financial are distinct and separate entities and that securities services are provided by Woodbury Financial and not by the Financial Institution.

4.3 All confirmations, account statements, and other customer communications will indicate that securities services are provided solely by Woodbury Financial and not by the Financial Institution.

4.4  All aspects of this paragraph shall be subject to approval by the Compliance Department of Woodbury Financial. Parties agree, from time to time, to advertise and promote the investment products through direct mailing of promotional literature, newspaper and other media advertisements, seminars and other approaches.  Any such advertisements and promotions shall contain conspicuous and easy to comprehend disclosures concerning the nature of and the risk associated with investment products.  The cost of such marketing activities shall be shared equally by the parties, or as otherwise agreed to in writing, by both parties from time to time.  Each party must obtain prior written permission from the other before distributing any advertisement or promotional material of any kind that refers to the other party or the services available from the other party.  On a best efforts basis, Woodbury Financial will work with Financial Institution to utilize the Hartford logo wherever possible as permitted by Hartford policy.

V.    Activities of Unregistered Financial Institution Employees

5.1 Unregistered employees of Financial Institution will not recommend securities, provide investment advice, or handle any questions that might require familiarity with the securities industry or require the exercise of judgment regarding securities; however, unregistered employees may describe in general terms the types of investment vehicles available from Woodbury Financial under this Agreement.

5.2 Unregistered employees will direct all securities-related questions to Woodbury Financial Registered Representatives.

5.3 Unregistered employees will only provide clerical or ministerial assistance.

5.4 Unregistered employees will not accept or transmit orders on behalf of customers.

5.5 Financial Institution may not pay its employees any referral fees that exceed a nominal one-time cash fee of a fixed dollar amount.  As used in paragraph 5.5, the term “nominal” shall mean an amount not to exceed one hour of the referring employee’s wage.  Referral fees must not be contingent upon whether or not a referral results in a transaction and must be paid regardless of whether or not a sale is made.  Referral fees cannot be in any way related to, or calculated on the basis of, any transaction effectuated between the customer and Registered Representative.

VI.  Compensation to the Financial Institution

6.1  Woodbury Financial will pay commissions to the Financial Institution on a semi-monthly basis. Financial Institution shall receive a percentage of gross commissions, as described in Exhibit D, less any credits and/or refunds made to customers, generated by the brokerage services rendered by Registered Representatives on Financial Institution’s premises or attributable to Financial Institution customers referred to Registered Representatives.  The contract between Woodbury Financial and Financial Institution shall be a Third Party Brokerage Arrangement pursuant to Section 3(a)(4)(B)(i) of the Act and is not a joint venture or partnership of any kind.

6.2  The Financial Institution shall direct any and all compensation to the Registered Representative pursuant to the contractual arrangement between Financial Institution and the Registered Representative to which Woodbury Financial is not a party.

6.3 Financial Institution shall have no right to be compensated for transactions effectuated with customers of the Financial Institution who retained the services of Woodbury Financial Registered Representatives without being referred to such representative directly by Financial Institution.

6.4 If any premium, deposit, or other consideration collected pursuant to any sale made under this Agreement is refunded by Woodbury Financial, product manufacturer, issuer, or any other party for any reason, or if a reversal of the sale occurs for any reason, Woodbury Financial shall not be obligated to pay any commission to Financial Institution for such sale.  If such payment has already been made to Financial Institution, Financial Institution shall be responsible to promptly repay all money or other consideration received from Woodbury Financial on the basis of such sale.  Woodbury shall also be entitled to withhold any current or future commissions payable to Financial Institution under this Agreement in order to satisfy any balance under this paragraph.  This paragraph shall not eliminate any other rights to collect such money or other consideration or foreclose any other collection procedure that may be available.

VII. Assignment

7.1  This Agreement shall not be assignable by either Woodbury Financial or Financial Institution without the written consent of the other party.

VIII. Termination

8.1  This agreement shall be terminable without cause at any time by either party hereto by written notice to the other party at least thirty (30) days prior to the effective termination date contained in said notice.

In addition, this Agreement may be terminated immediately and with notice for “cause.”  “Cause” is defined to include, but is not limited to:

a.  If either party undertakes any act of fraud, deceit, or violates any statute or rule governing the sale of mutual funds, variable insurance products, or variable annuities.

b.  If a party shall breach a material term of this Agreement and fails to cure such breach within 30 days of prior written notice of the breach from the non-breaching party.

8.2 In the event a customer of Financial Institution terminates his/her account with Financial Institution, Woodbury Financial may continue to provide securities-related services to such customers subject to Section 8.4.

8.3 This agreement will terminate immediately if third party brokerage arrangements of this kind become impermissible under applicable laws and regulations or if any change in regulatory interpretation of those laws and regulations creates a good faith belief by either party that either party may be subject to regulatory enforcement action.

8.4  Upon termination of this Agreement, Woodbury Financial agrees to cooperate in the transfer of records relating to customer accounts to a broker/dealer designated by the Financial Institution, as permissible under applicable law including any regulatory guidance.  Financial Institution shall be exclusively responsible for obtaining customer authorization for such transfer and of adequately notifying Woodbury Financial that a broker-dealer change form has been obtained.  After termination of this Agreement, Woodbury Financial shall not provide information with respect to such accounts to any other broker dealer or financial institution nor shall information with respect to such accounts be used by Woodbury Financial after such transfer except as requested by customer.  Woodbury Financial shall not engage in the contact or solicitation of any securities business from any customer account, or from any person whose name becomes known to Woodbury Financial Registered Representatives through Financial Institution as a potential customer if this Agreement is terminated for a period of 60 days.  If, however, Financial Institution does not transfer customer accounts to a successor broker dealer within 60 days of the date of termination of this Agreement, Woodbury Financial may contact such customers and continue to provide brokerage services.  If Woodbury terminates this agreement without providing advance notice and Financial Institution fails to transfer such accounts within 60 days, then Woodbury shall provide the Financial Institution with an additional 30 days, however this 30 day extension period shall be reduced by the number of days advance notice that Woodbury provides, not to exceed 30 days.  Nothing in this provision shall foreclose any customer’s right to determine their broker-dealer or to otherwise manage his/her assets and Woodbury Financial shall not be prohibited from assisting a customer in effectuating his/her decision, including transferring such accounts or sharing customer information with a party designated by the customer.  For customers who choose to leave their account with Woodbury Financial, Woodbury Financial may continue to provide securities services to them.  Woodbury Financial shall retain all original customer account records following termination.

IX.  Miscellaneous

9.1  This agreement shall be governed by the laws of the State of Minnesota.

9.2  Nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture or agency relationship between the parties or cause Financial Institution to be responsible in any way for the debts or obligations of Woodbury Financial.  The intention of the parties is solely to create a Third Party Brokerage Arrangement whereby an independent contractor of Woodbury Financial shall provide securities services upon the premises of Financial Institution, subject to the Woodbury Financial Services, Inc. Representative Sales Contract and the Employment Agreement.

9.3 Sales of securities, variable insurance products, and variable annuities to the general public will not be limited by this Agreement.

9.4 All notices required or permitted hereunder shall be given if in writing and delivered personally or sent by United States registered or certified mail, postage prepaid, to the following addresses:

Woodbury Financial	Western Sierra National Bank
500 Bielenberg Drive St. Paul, MN 55102 Attn: Sheryl Celestino (800) 800-2000 FAX (651) 738-5262	4080 Plaza Golorado Cameron Park, CA 95682 Attn.: Kirk Dowdell Telephone: 530-677-5600 Facsimile: 530-676-2817

9.5  This Agreement contains the entire understanding of the parties and may be modified only in writing executed by all parties.  If any of its provisions are held unenforceable, the remaining provisions shall not be invalidated.

9.6  Any dispute or claim over the performance or interpretation of this Agreement that cannot be resolved by mutual agreement of the parties shall be submitted to arbitration under the rules and procedures of the American Arbitration Association (“AAA”).

9.7 Subject to applicable law, each party agrees to provide the other with information necessary to perform their responsibilities pursuant to this Agreement.

This agreement dated the 22nd day of July, 2003 has been accepted by:

By:	/s/ Kirk Dowdell
Kirk Dowdell, President and Chief Executive Officer
Western Sierra National Bank

By:	/s/ Michael Brennan
Michael Brennan, Associate Counsel & Assistant Secretary
Woodbury Financial Services, Inc.